PIERIS PHARMACEUTICALS SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY CORPORATE PRESENTATION November 2021

Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the timing for initiation of clinical trials of PRS-220, whether PRS-220 will provide a clinical benefit in the treatment of IPF and PASC-related fibrosis, whether the combination of cinrebafusp alfa with other therapies could address a high medical need in HER2 gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa with other therapies seen in preclinical studies will be observed in clinical trials; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company's planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the Company's cash resources, the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS- 060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa's development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company's Quarterly Reports on Form 10-Q. 2

Our Formula for Success 3 We combine leading protein engineering capabilities and deep insights into molecular drivers of disease to develop medicines that drive local biology to produce superior clinical outcomes for patients

Executive Summary 4 • Protein therapeutics that exploit biology validated by mAbs yet are engineered for focused activity at disease locus • Improved activity, reduced side effects, increased convenience Superior Medicines via Efficient Biology • Oral inhaled antagonists for respiratory disease • Locally activated immuno-oncology bispecifics • 2 POC readouts in '22; several follow-on candidates Two Focus Areas • ~$200M since 2017 in upfronts, milestones and equity investments • Several co-developed and out-licensed programs • Clinical supply for combination studies and development expertise Supportive Partnerships

Anticalin® Proteins as Therapeutic Modalities

A Novel Therapeutic Class with Favorable Drug-Like Properties

- **Human –** Derived from lipocalins (human extracellular binding proteins)
- **Small** – Monomeric, monovalent, small size (~18 kDa vs ~150kDa mAbs)
- **Stable** – Inhalable delivery
- **Simple** – Bi/multispecific constructs
- **Proprietary** – Broad IP position on platform and derived products

Translational Science Expertise to Deploy Platform in Meaningful Way

- Immunology expertise underpins IO and respiratory focus
- A leader in 4-1BB and costim biology
- Patient phenotyping efforts for improved stratification and novel intervention points in, e.g., asthma


Target
Anticalin Protein

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Two-fold Focus of Anticalin Platform Deployment Inhalable formulations to treat respiratory diseases locally 6 Bispecifics for local immune agonism to treat cancer Tumor cell Immune cell

Our Pipeline

RESPIRATORY								
CANDIDATE	TARGETS	INDICATION	PARTNER	OUR COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-060/AZD1402	IL4-Rα	Asthma	AstraZeneca	Worldwide Profit-Share Option				
PRS-220	CTGF	IPF, PASC-PF	n/a	Worldwide				
AstraZeneca Programs*	n.d.	n.d.	AstraZeneca	Worldwide Profit-Share Options				
Genentech Programs+	n.d.	n.d.	Genentech A Member of the Roche Group	Royalties				

*4 respiratory programs in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris

+Collaboration includes 1 respiratory program and 1 ophthalmology program

IMMUNO-ONCOLOGY								
CANDIDATE	TARGETS	INDICATION	PARTNER	OUR COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
Cinrebafusp Alfa (PRS-343)	4-1BB/HER2	HER2-High GC**	n/a	Worldwide				
		HER2-Low GC**						
PRS-344/S095012	4-1BB/PD-L1	n.d.	SERVIER	US Rights; ex-US Royalties				
PRS-352	n.d.	n.d.	SERVIER	Royalties				
PRS-342/BOS-342	4-1BB/GPC3	n.d.	BOSTON pharmaceuticals	Royalties				
Seagen Programs‡	Co-stim Agonist	n.d.	Seagen	US Co-Promotion Option; Royalties				

‡3 bispecific programs in collaboration with Seagen, with Pieris retaining a US co-promotion option for the second program

** Phase 2 study includes HER2-high arm in combination with ramucirumab and paclitaxel and HER2-low arm in combination with tucatinib; drug supply agreements with Lilly and Seagen, respectively

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Validating Partnerships with Leading Companies

AstraZeneca

- PRS-060/AZD1402 + 4 additional programs
- Upfront & milestones to date: $70.5M
- $10M equity investment from AstraZeneca
- Eligible to receive over $5.4B in potential milestone payments plus royalties
- Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs

Boston Pharmaceuticals

- Boston Pharmaceuticals holds exclusive license for PRS-342/BOS-342
- Upfront & milestones to date: $10M
- Eligible to receive up to approximately $353M in potential milestone payments
- Entitled to tiered royalties

Genentech (A Member of the Roche Group)

- 1 respiratory program + 1 ophthalmology program
- Upfront & milestones to date: $20M
- Eligible to receive over $1.4B million in potential milestone payments
- Entitled to tiered royalties
- Genentech has option to select additional targets in return for an option exercise fee

Seagen

- 3-program IO bispecific partnership
- Upfront & milestones to date: $35M
- Eligible to receive up to approximately $1.2B in potential milestone payments plus royalties
- $13M equity investment from Seagen
- Tucatinib drug supply for phase 2 combination trial of cinrebafusp alfa in HER2-low gastric cancer

Servier

- PRS-344/S095012: PD-L1/4-1BB antibody-Anticalin bispecific, for which Pieris holds full U.S. rights
- Upfront & milestones to date: ~$40M
- Eligible to receive up to approximately $261M in potential milestone payments
- Entitled to tiered royalties

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Anticalin Technology Advantages: Differentiated Respiratory Platform 9 • Lipocalin templates deployed by Pieris in respiratory programs are abundant in the human lung and can permeate lung epithelium • Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress • Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimens • Control of particle size distribution in critical size range in both “wet” and “dry” formulations to enable tailored delivery to discrete lung regions

PRS-060/AZD1402: Inhaled IL-4Rα Antagonist 10 PRS-060/AZD1402Candidate Inhibiting IL4-Rα (disrupts IL-4 & IL-13 signaling)Function/MoA Moderate-to-severe asthmaIndications Phase 2a in moderate asthmaticsDevelopment Co-development and U.S. co-commercialization options, including gross margin shareCommercial Rights PRS-060/AZD1402

PRS-060 Phase 2a Trial

Part 1	**Patient Population:** Moderate controlled asthmatics **Primary Endpoint:** Safety and tolerability **Number of Patients:** ~45
Part 2	**Patient Population:** Moderate uncontrolled asthmatics with blood eosinophil count of ≥ 150 cells/μL and FeNO ≥ 25 ppb at screening **Primary Endpoint:** Improvement of FEV1 over four weeks relative to placebo **Number of Patients:** ~360

Enrollment initiated 1Q 2021

Dry powder formulation, administered b.i.d. over four weeks

Up to three dose levels plus placebo

Study is sponsored and funded by AstraZeneca



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PRS-220: Inhaled CTGF Antagonist 12 PRS-220Candidate Inhibiting CTGF/CCN2Function/MoA IPF and PASC-PF*Indications Entering phase 1 in 2022Development Fully proprietaryCommercial Rights PRS-220 *Idiopathic Pulmonary Fibrosis and Post-Acute sequelae of SARS-CoV-2 infection (PASC) Pulmonary Fibrosis

IPF: High Unmet Medical Need and Significant Commercial Opportunity

IPF is a chronic, progressive, and ultimately fatal lung disease of unknown cause characterized by chronic lung inflammation and progressive scarring (fibrosis) of the tissues between the alveoli of the lung


a
b
c
1 mm
200 μm
Healthy lung
Honeycombing
Myofibroblast focus

Martinez, Nature Rev Dis Primer, 2017

3 to 5 million people affected worldwide with increasing global incidence, with ~130K affected in the US each year[1,2]

2 to 5 years mean survival from the time of diagnosis[2]

>$3B current market in sales

Currently approved treatments provide modest benefit, in addition to having side effects that require management

1 – Glassberg, AJMC 2019
2 - Meltzer, Orphanet Journal of Rare Diseases 2008

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CTGF: Clinically Validated Intervention for IPF • Connective tissue growth factor (CTGF), or CCN2, a protein localized in the extracellular matrix, is a driver of fibrotic remodeling as consequence of an aberrant wound healing process • Over-expression of the protein in lung tissue is observed in patients suffering from IPF • Competitor clinical data indicate inhibition of CTGF reduces the decline in lung function among patients with IPF • Competitor compound requires high- dose infusions to effectively target lung- resident CTGF 14 (Lipson, Fibrogenesis & Tissue Repair, 2012) CTGF affects multiple signaling pathways and processes important in pathophysiology. CTGF interacts with a variety of molecules, including cytokines and growth factors, receptors and matrix proteins. These interactions alter signal transduction pathways, either positively or negatively, which results in changes in cellular responses.

PRS-220: Inhaled Solution The only CTGF inhibitor in clinical trials for IPF is a monoclonal antibody administered by IV infusion, 30 mg/kg every three weeks The objective of PRS-220 is to more efficiently engage a clinically validated target via oral inhalation directly to the lung epithelium and interstitium Benefits of inhaled administration: • Inhaled administration eliminates the need for additional clinic visits required for systemic drug administration • Direct administration into the lungs may result in more efficient CTGF inhibition in the site of the disease • Patients with IPF frequently take inhaled medications and thus no additional training required • This approach supports add-on to SOC, whereas patients on SOC are excluded from current studies of reference mAb 15

Grant From Bavarian Government to Support Program Acceleration and Evaluation of Efficacy in PASC-PF approximately 14 million euro grant from the Bavarian government for the research and development of PRS-220 for post-acute sequelae of SARS-CoV-2 infection (PASC) pulmonary fibrosis (PASC-PF) 16 ~$17M • Allow Pieris to accelerate development of the program – IND planned 2022 • Support clinical-readiness activities and initial clinical development for the program, including GLP tox studies, GMP manufacturing, and phase 1 clinical development • Broaden scope of the program beyond the original IPF indication by including the evaluation of PRS-220 for the treatment of post-COVID-19-related pulmonary fibrosis Grant will:

PRS-220 for PASC-PF 17 Post-acute sequelae of SARS-CoV-2 infection (PASC) pulmonary fibrosis (PASC-PF), also known as post-COVID-19 syndrome pulmonary fibrosis, affects patients who have recovered from acute COVID-19 Blocking CTGF with an inhaled Anticalin protein may reduce the extent and persistence of fibrotic interstitial lung disease in patients after moderate and severe COVID-19 CTGF About a third of patients hospitalized with severe COVID-19 have persistent interstitial lung abnormalities lasting up to six months after infection Prevalence PASC-PF

Cinrebafusp Alfa (PRS-343): Lead IO Asset

Candidate	Cinrebafusp alfa (PRS-343)
Function/MoA	Tumor-targeted 4-1BB agonism and HER2 antagonism
Indications	HER2-high and HER2-low gastric cancer
Development	Initiating phase 2
Commercial Rights	Fully proprietary


HER2-Targeting Antibody
4-1BB-Targeting Anticalin Proteins

18

Cinrebafusp Alfa Phase I Summary • Acceptable profile observed at all doses tested with no dose-limiting toxicities • Clinical benefit at active dose levels (≥2.5 mg/kg), including confirmed complete response and several confirmed partial responses • Dose-dependent immune activation and 4-1BB modulation in both HER2-high and HER2-low expressing patients • Durable anti-tumor activity in heavily pre-treated patient population, including "cold" tumors • Moving into phase 2 in HER2-high and HER2-low gastric cancer • As lead IO program, cinrebafusp alfa provides key validation of 4-1BB franchise and follow-on programs, including PRS-344 and PRS-342 19

Cinrebafusp Alfa Phase 1 Monotherapy Study 20 Study Objectives Primary: Characterize Safety Profile Identify MTD or RP2D Secondary: Characterize PK/PD & Immunogenicity Preliminary anti-tumor activity Key Eligibility Criteria Inclusion: Metastatic HER2+ solid tumors Breast & Gastric/GEJ ≥ 1 prior anti-HER2 Tx Measurable disease (RECIST v1.1) ECOG 0 or 1 Exclusion: Symptomatic or unstable brain metastasis Abnormal cardiac EF (< 45%) 0.0005 mg/kg 0.05 mg/kg 0.15 mg/kg (n = 5) 0.5 mg/kg (n = 7) 1.0 mg/kg (n = 6) 2.5 mg/kg (n = 6) 5 mg/kg (n = 9) 8 mg/kg (n = 26) 12 mg/kg (n = 3) 18 mg/kg (n = 9) (n = 7) Accelerated Titration Dose Escalation Study Design Q3W Q2W QW, Q2W & Q3W active dose range 13b 12b 11, 11b, 11c, obi 10 9 8 7 6 5

Phase 1 Monotherapy Treatment Related Adverse Events at Active Doses (≥ 2.5 mg/kg) 21 Data cut-off: 25-Feb-21 Treatment Related Adverse Events (TRAEs occurring in > 1 patient; n = 53) All Grades n (%) Grade 1-2 n (%) Grade 3-4 n (%) Infusion related reaction 13 (25%) 9 (17%) 4 (8%) Nausea 7 (13%) 7 (13%) Chills 6 (11%) 6 (11%) Vomiting 6 (11%) 6 (11%) Dyspnea 4 (8%) 4 (8%) Fatigue 4 (8%) 4 (8%) Arthralgia 3 (6%) 2 (4%) 1 (2%) Decreased appetite 3 (6%) 3 (6%) Non-cardiac chest pain 3 (6%) 3 (6%) Asthenia 2 (4%) 2 (4%) Diarrhea 2 (4%) 2 (4%) Dizziness 2 (4%) 2 (4%) Headache 2 (4%) 2 (4%) Paresthesia 2 (4%) 1 (2%) 1 (2%) Pruritus 2 (4%) 2 (4%) Pyrexia 2 (4%) 2 (4%) Rash 2 (4%) 2 (4%) 1 Gr 3 Ejection Fraction dec and 1 Gr 3 Heart Failure; both events occurred in one patient and resolved w/o sequelae.

Summary of Responses in Phase 1 Monotherapy Study

Cohort	13b	12b	11c	Obi	11b	11	10	9	Total
Best Response	18 mg/kg, Q2W	12 mg/kg, Q2W	8 mg/kg, QW	8 mg/Kg, Q2W	8 mg/kg, Q2W	8 mg/kg, Q3W	5 mg/kg, Q3W	2.5 mg/kg, Q3W	
Evaluable Patients	8	2	5	4	7	4	7	5	42
CR	1	-	-	-	-	-	-	-	1
PR	1	-	-	-	3	-	-	-	4
SD	3	-	1	2	3	3	3	2	17
ORR	25%	0%	0%	0%	43%	0%	0%	0%	12%
DCR	63%	0%	20%	50%	86%	75%	43%	40%	52%

Data cut-off: 25-Feb-21

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Cinrebafusp Alfa Phase 1 Monotherapy Efficacy Data: Analysis of Patients Treated at Active Doses 23 Overall Population Data cut-off: 25-Feb-21 *Manual update for CUP patient from Medidata 9-Apr-21 *

Durable Responses with Cinrebafusp Alfa Among Heavily Pre-treated Population 24 Data cut-off: 25-Feb-21 Overall Population

Cinrebafusp Alfa Shows Dose-dependent Activity Across Key Pharmacodynamic Parameters 25 Se ru m (s 4- 1B B ) Tu m or (C D 8+ ) Mann-Whitney U TestConnects group averages Dose at 8 mg/kg incorporates patients treated at Q1W, Q2W, or Q3W Median Data cut-off: 25-Feb-21

Cinrebafusp Alfa Activates Adaptive and Innate Immunity in the Tumor 26 Data cut-off: 25-Feb-21 p = 0.002 CD8+ Cells p = 0.0115 CD8+Ki67+ Cells p = 0.0051 NK Cells p = 0.1551 GrzB+ Cells Denotes group averages Median Unpaired One-Tailed Welch`s Biopsy Pre-dose Biopsy Post-dose (Cycle 2 Days 2-8) PRS-343 (Cycle 2 Day 1) PRS-343 (Cycle 1 Day 1) p=0.0782 Based on preclinical and clinical data, serum concentration of > 20 µg/ml defines active dose range beginning at 2.5 mg/kg (Cohort 9)

Single-Agent Activity in Both “Hot” and “Cold” Tumors 27 Data cut-off: 25-Feb-21 PD-L1 status and CD8+ T cells levels in tumor biopsies Several patients with clinical benefit have low/negative PD-L1 status and low CD8 T cell numbers PR SD CR * Threshold informed by (Tumeh et al., 2014 and Blando et al., 2019 ) Cold Tumor Hot Tumor & PD-L1 High CD8 High/PD-L1 Low/Negative CD8 Low/PD-L1 High *

Signs of Preclinical and Clinical Activity in the HER2-Low Setting

PRS-343 enhances T cell activation in *in vitro* co-cultures with HER2-low tumor cell lines[1]



Fold change IL2 (Log2)
4
3
2
1
0
JIMT-1
MKN45
ZR-75-1
MKN7
MDA-MB-453
3
10
30
100
Normalized HER2 expression
Her 2 IHC 2+
Her 2 IHC 1+
Donors
2
3
4
5
6
7
8

PRS-343 increases soluble 4-1BB in HER2-low-expressing patients



60
40
10
5
0
Baseline
On-tx
Her 2 IHC 2+
Her 2 IHC 1+
Patient with SD
Patient with PD

Data cut-off: 25-Feb-21

[1]*Hinner et al Clin Can Res 2019*

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Cinrebafusp Alfa Clinical Development Plan

Phase 2 Details

Indication	Arm	Regimen
Gastric Cancer 2L+	ARM A	Cinrebafusp Alfa + Ramucirumab + Paclitaxel
		HER2-High (IHC3+ or IHC2+/ISH+)
Gastric Cancer 2L+	ARM B	Cinrebafusp Alfa + Tucatinib
		HER2-Low (IHC2+/ISH- or IHC1+)

Recommended Phase 2 Dose:
Two-cycle loading dose of 18 mg/kg (Q2W), followed by an 8 mg/kg dose (Q2W) in subsequent cycles

	Part A	Go/No-Go Analysis	Part B
ARM A	N = ~ 20 pts Target ORR ≥ 50%	→	add. 20 – 40 pts
ARM B	N = ~ 20 pts Target ORR ≥ 40%	→	add. 20 – 40 pts

High bar to progress to Part B based on ORR, durability, and safety

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Cinrebafusp Alfa Opportunity in HER2-High & HER2-Low Gastric Cancer

	1st Line	2nd Line	3rd Line
HER2-high Patients ~17%[1]	US Incidence: ~2,600 EU5 Incidence: ~5,200 JP Incidence: ~9,500	US Incidence: ~1,500 EU5 Incidence: ~2,800 JP Incidence: ~5,000	US Incidence: ~800 EU5 Incidence: ~1,300 JP Incidence: ~3,500
HER2-low* Patients ~24%[2]	US Incidence: ~3,700 EU5 Incidence: ~7,400 JP Incidence: ~13,400	US Incidence: ~2,100 EU5 Incidence: ~4,000 JP Incidence: ~7,000	US Incidence: ~1,100 EU5 Incidence: ~1,700 JP Incidence: ~4,900

*HER2-Low = IHC2+/ISH- or IHC1+

Total US, EU5 & JP Incidence (HER2+ & HER2-Low): ~35,000

Cinrebafusp Alfa Initial Focus

1) *Meta Analysis of 12 studies (10,287 patients; Range 12.3-26.9%)*
2) *Eric Van Cutsem, et al., Gastric Cancer (2015) 18:476–484*

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PRS-344/S095012: Meaningfully Building on Localized MoA of Cinrebafusp Alfa

Candidate	PRS-344/S095012
Function/MoA	Localized 4-1BB agonism with PD-L1 antagonism
Indications	N.D.
Development	Phase 1 ongoing (in co-dev with Servier)
Commercial Rights	Co-development with full U.S. commercial rights; royalty on ex-U.S. sales


PD-L1-Targeting Antibody
4-1BB-Targeting Anticalin Proteins

31

PRS-344 Drives Strong Anti-tumor Activity in Anti-PD-L1 mAb- resistant Mouse Model 32 • Dose-dependent anti-tumor response that leads to significant extension of survival • Superior to equimolar doses of anti-PD-L1 mAb treatment alone h-4-1BB knock-in mice subcutaneously implanted with MC-38-huPD-L1 cells Tumor Growth Survival 0 5 10 15 20 25 30 35 0 1000 2000 3000 4000 *** ****** *** * ** * PRS-344/S095012 (1 mg/kg) anti-4mAb 3mg/kg Vehicle control PRS-344/S095012 (10 mg/kg) PRS-344/S095012 (0.01 mg/kg) anti-PD-L1 mAb (7.7 mg/kg) anti-PD-L1 mAb (0.8 mg/kg) PRS-344/S095012 (0.1 mg/kg) Days after implantationDays after implantation Vehicle Anti-PD-L1 - 7.7 mg/kg Anti-PD-L1 – 0.77 mg/kg 4-1BB benchmark – 3 /kg PRS-344/S095012 - 10 mg/kg PRS-344/S095012 - 1 mg/kg PRS-344/S095012 - 0.1 mg/kg PRS-344/S095012 - 0.01 mg/kg

Financial Overview (As of 9/30/21) 33 non-dilutive capital from partnerships since 2017>$175M $125.1M Cash & Cash Equivalents $0.0 Debt 67.7M CSO grant announced in 2021>$17M>$17M

Appendix

PRS-060 Phase I

PRS-060 Phase I Multiple Ascending Dose Trial

Strategic Objectives	Ascertain PK/PD with a reliable biomarker to confirm local target engagement and inform Phase II dosage regimen
Trial Design Highlights	Dosing patients with mild asthma with elevated FeNO levels (≥35 ppb), to receive inhaled PRS-060 or pbo b.i.d.* over a 10-day period

**q.d. on Day 10*

Initiated in July 2018

Evaluating safety, tolerability, PK, PD and will also evaluate FeNO reduction vs. placebo

Measuring safety, tolerability and FeNO changes days 1-10,17, and 40

Pieris is sponsoring the trial, AstraZeneca is reimbursing Pieris for all associated costs



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Phase 1b Interim Results: Favorable Safety Profile 37 • All doses of AZD1402/PRS-060 tested in the study were well tolerated • No treatment-related serious AEs were observed System organ class AE Preferred Termsb Placebo (N = 12) n (%) m AZD1402/PRS-060c (N = 30) n (%) m Overall (N = 42) n (%) m Gastrointestinal disorders Dry mouth Nausea 4 (33.3) 4 1 (8.3) 1 1 (8.3) 1 13 (43.4) 14 2 (6.7) 2 3 (10.0) 3 17 (40.5) 18 3 (7.1) 3 4 (9.5) 4 Infections and infestations Upper respiratory tract infection 1 (8.3) 1 1 (8.3) 1 7 (23.3) 8 3 (10.0) 4 8 (19.0) 9 4 (9.5) 5 Nervous system disorders Headache Presyncope 5 (41.7) 9 3 (25.0) 6 0 13 (43.4) 18 5 (16.7) 7 4 (13.3) 6 18 (42.9) 27 8 (19.0) 13 4 (9.5) 6 Respiratory, thoracic and mediastinal disorders Cough Rhinorrhoea Wheezing 6 (50.0) 6 1 (8.3) 1 2 (16.7) 2 2 (16.7) 2 14 (46.7) 15 4 (13.3) 4 1 (3.3) 1 4 (13.3) 5 20 (47.6) 21 5 (11.9) 5 3 (7.1) 3 6 (14.3) 7

Phase 1b Interim Results: Robust FeNO Reduction 38 PRS-060 Relative FeNO Reduction (Emax Analysis) PRS-060, mg (delivered) n Reduction vs. placebo, % (95% CI) p-value 2 6 24.0 (1.8–41) 0.04 6 6 24.3 (2.7–41) 0.03 20 12 36.4 (22–48) <0.0001 60 6 30.5 (10–46) 0.005 Placebo 12 PRS-060 Relative FeNO Reduction (ANCOVA Analysis) Mean change from baseline in FeNO levels at 0.5h (A) and 2h (B) post-dose on Day 10 in participants with mild asthma

Phase 1b Interim Results: Pharmacological Versatility 39 pSTAT6 levels over time following inhalation of PRS-060 No systemic target engagement and minimal systemic exposure was observed at the 2mg dose, suggesting that local target engagement by the drug is sufficient to reduce airway inflammation Pharmacological versatility, given low- dose FeNO reduction with no observed systemic activity (pSTAT6) versus high-dose FeNO reduction with systemic activity

Cinrebafusp Alfa – Phase I Monotherapy

Phase 1 Monotherapy Baseline Characteristics (N = 78) 41 Characteristic n (%) Age, Median (range) 63 (24–92) Gender F 46 (59%) M 32 (41%) ECOG PS 0 19 (24%) 1 59 (76%) Prior Therapy Lines 1 11 (14%) 2 10 (13%) 3 16 (21%) 4 12 (15%) 5+ 29 (37%) Median # of anti-HER2 Tx Breast 6 Gastric 2 Primary Cancer Type n (%) Gastroesophageal 34 (44%) Breast 16 (21%) Colorectal 12 (15%) Gynecological 9 (12%) Bladder 2 (3%) Pancreatic 1 (1%) Other – Cancer of Unknown Origin 2 (3%) Other – Salivary Duct 1 (1%) Melanoma 1 (1%) Data cut-off: 25-Feb-21

Cinrebafusp Alfa Phase 1 Monotherapy Efficacy Data: Analysis of Patients Treated at Active Doses 42 GC/GEJ & Colorectal Cancers Data cut-off: 25-Feb-21

Case Studies: PR in Gastric Cancer and CR in Rectal Cancer
Patient Profile, Treatment History and Treatment Outcome

Gastric Cancer Patient with Partial Response
- 80-year-old woman; initial diagnosis in June 2017
- Gastric adenoca with mets to liver, LN and adrenals
- Treated with 8 mg/kg Q2W of PRS-343
- HER2 IHC 3+; PD-L1 positive (CPS=3) ; NGS: ERBB2 amplification

Prior Treatment includes:
- Trastuzumab, Pembrolizumab + Capecitabine/oxaliplatin
- Nivolumab with IDO1 inhibitor (investigational drug)

Baseline



C4 Post-treatment



CD8 fold change: **5.7**
CD8 pre [n/mm²]: **38**



CD8 + T cells (n/mm²)
250
200
150
100
50
0
Pre
Post



s41BB
Fold Change to Predose
3
2
1
0
Baseline
2
4
8
15
Pre C2
Timepoint (days)

Rectal Cancer Patient with Complete Response
- 59-year-old male; initial diagnosis in March 2017
- Rectal cancer with cardiac and lung mets
- Treated with 18 mg/kg Q2W of PRS-343
- Foundation One Her2 amplification; verified in-house to be IHC 3+; MSS, TMB low

Prior Treatment includes:
- Folfiri/Avastin
- 5FU/Avastin maintenance
- Irinotecan/Avastin & SBRT

Baseline



C6 Post-treatment



CD8 fold change: **2.3**
CD8 pre [n/mm²]: **238**



CD8 + T cells (n/mm²)
700
600
500
400
300
200
100
0
Pre
Post



s41BB
Fold Change to Baseline
6
4
2
0
Baseline
2
3
4
8
15
Pre C2
Timepoint (days)

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Case Study: PR in Cancer of Unknown Primary Patient Profile, Treatment History and Treatment Outcome 44 Data cut-of: 25-Feb-21 Lesions Lesion Site Lesion Size (mm) Pre-treatment Post-treatment Cycle 2 Cycle 4 Cycle 6 Target 1 Lung, right lower lobe mass 25 13 0 0 Total 25 13 0 0 % Change from Baseline -48% -100% -100% Non-target 1 Lung, bilateral pulmonary masses Present Not assessed Present Present Non-target 2 Lymph nodes, mediastinal and hilar Present Not assessed Present Present Overall Response PR PR PR Patient Profile 82-year-old male Initial diagnosis October 2019 Carcinoma of Unknown Primary Stage 4 HER2 amplification via MD Anderson NGS; MSS- stable; TMB unknown Treatment History Open Radical Prostatectomy Radiation Carboplatin + gemcitabine s4 -1 B B S er um Data cut-off: 25-Feb-21

Case Study: SD in Colorectal Cancer Patient Profile, Treatment History and Treatment Outcome 45 Lesions Lesion Site Lesion Size (mm) Pre-treatment Post-treatment Cycle 2 Cycle 4 Cycle 6* Target 1 Lung, right upper lobe pulmonary nodule 10 8 8 - Target 2 Lung, right lower lobe pulmonary nodule 12 11 11 - Total 22 19 19 - % Change from Baseline -14% -14% - Non-target 1 Lung, multiple pulmonary nodules Present Present Present - CEA <1.9 1.1 1.3 - Patient Profile 56-year-old female Initial diagnosis Jan 2009 Stage 4 Colorectal Adenocarcinoma Cancer Archival HER2 3+ MSI stable; KRAS, NRAS, BRAF wt Treatment History 9 prior lines of therapy, including: Folfiri Folfox + Avastin 5-FU + bevacizumab trastuzumab/pertuzumab Investigational agent (immune stimulator antibody conjugate (ISAC) with antibody similar to trastuzumab s4 -1 B B S er um Data cut-off: 25-Feb-21 *Data not yet available due to COVID-related delays

Cinrebafusp Alfa – Biomarkers

Soluble 4-1BB (s4-1BB): Blood-based Biomarker of Cinrebafusp Alfa Engagement 47 • s4-1BB is an alternatively spliced form of 4-1BB receptor lacking the transmembrane encoding exon (Setareh et al., 1995; Shao et al., 2008) • s4-1BB is released by leukocytes in an activation-dependent manner (Michel et al., 2000; Salih et al., 2001; Schwarz et al., 1996) • s4-1BB is produced with a slightly delayed kinetic to pathway activation. Hypothesized role is as a negative regulator, keeping 4-1BB-mediated co-stimulation in check s4-1BB utility as a pathway specific biomarker provides ability to track cinrebafusp target engagement and activity using serum samples

Cinrebafusp Alfa – Phase II Rationale

Scientific Rationale for Combining Cinrebafusp Alfa & SoC

Paclitaxel – Chemotherapy

- Reduces tumor bulk
- Releases antigen
- Improves T cell : tumor target ratio

Ramucirumab – Anti-Angiogenic[1-3]

- Normalizes vascularization
- Alters tumor barrier to T cell penetration
- Reduces Tregs & inhibits TAMs

Cinrebafusp Alfa – 4-1BB Agonist

- Increases T cell survival and metabolic fitness in the TME
- Induces T cell memory
- Drives T cell expansion
- Induces anti-tumor cytolytic activity

1 - Allen et al., Science Translational Medicine 2017
2 - Juang et al. Front Immunology 2018
3 - Tada et al., Journal for Immunotherapy of Cancer 2018

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Scientific Rationale for Combining Cinrebafusp Alfa & Tucatinib

Tyrosine kinase inhibitors (tucatinib)	• Upregulates or stabilizes tumor cell surface HER2 expression[2,3,4] • Increases clustering potential of cinrebafusp alfa on tumor cells to drive enhanced 4-1BB cross-linking
Cinrebafusp Alfa – Dual MoA	• Inhibits HER2 signaling AND activates tumor-specific T cells in tumor microenvironment
Complements Both MoAs	• Enhances inhibition of HER2 signaling by concurrent binding to HER2 on the tumor cell surface and TKI inhibition of the internal kinase signaling domain[1] • *In vitro*, combination leads to significantly increased T cell activation in the presence of HER2-Low cell lines

1 - Baselga J., Lancet, 2012;
2 - Maruyama T., et al, Anticancer Res., 2011
3 - Scaltriti M., et al, Oncogene, 2009
4 - Hartmans, et al, Oncotarget,, 2017

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Cinrebafusp Alfa and Tucatinib Combination Enhances T-cell Activation

Human T cell Co-Culture Activation Assay


SK-BR-3
(HER2+++)
IL-2 [pg/ml]
3000
2000
1000
0
bg2
bg1
Concentration [nM]
PRS-343
PRS-343
+ tucatinib
Tras-IgG4
Tras-IgG4
+ tucatinib
urelumab
urelumab
+ tucatinib
ZR-75-1
(HER2++)
IL-2 [pg/ml]
250
200
150
100
50
0
bg2
Concentration [nM]
MKN-7
(HER2++)
IL-2 [pg/ml]
200
150
100
50
0
bg2
Concentration [nM]
PRS-343
PRS-343
+ tucatinib
Tras-IgG4
Tras-IgG4
+ tucatinib
urelumab
urelumab
+ tucatinib
HT-29
(HER2+)
IL-2 [pg/ml]
300
200
100
0
Concentration [nM]

Increased IL-2 secretion observed when cinrebafusp alfa was combined with fixed dose tucatinib in a co-culture assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines

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Cinrebafusp Alfa and Tucatinib Combination Leads to Enhanced 4-1BB Signaling

(4-1BB Reporter Cell Assay)


SK-BR-3
(HER2+++)
MKN-7
(HER2++)
ZR-75-1
(HER2++)
HT-29
(HER2+)
RLU
Concentration [nM]
PRS-343
PRS-343
+ tucatinib
Tras-IgG4
Tras-IgG4
+ tucatinib
urelumab
urelumab
+ tucatinib
bg1
bg2

Increased 4-1BB signaling observed when cinrebafusp alfa was combined with fixed dose tucatinib in a reporter assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines

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